Exhibit 10.6

BLUE STAR ENERGY, INC.

SUBSCRIPTION AGREEMENT

     All persons who wish to subscribe for Shares of Blue Star Energy, Inc. (the "Company"), must carefully complete the attached Subscription Agreement according to the following instructions and return them to Blue Star Energy, Inc. 5525 Erindale Drive, Suite 201, Colorado Springs, Colorado 80918.

INSTRUCTIONS

     A.     Complete and execute the Subscription Agreement as follows:

     i.     Insert the number of Shares subscribed for and the total purchase price in the spaces provided in the first paragraph.

     ii.     Fill in the blank in paragraph 3 with the name of the appropriate state.

     iii.     Indicate in paragraph 6 whether you were assisted or advised by your own professional advisor in connection with your investment in the Shares. If you were so assisted or advised, you must furnish the information requested in paragraph 6(b).

     iv.     Indicate in paragraph 7 the type of ownership which you desire the certificates to reflect.

     v.     Date and sign in the appropriate spaces. Print your name, residence address, social security or tax identification number and telephone number in the spaces provided. If the Shares are being subscribed for by an entity, the Certificate of Signatory which follows the signature page must also be signed.

     B.     Return the completed agreement with a check, wire transfer or certified funds payable to the order of Blue Star Energy, Inc. in the amount of $.50 per Share subscribed to: Blue Star Energy, Inc. 5525 Erindale Drive, Suite 201, Colorado Springs, Colorado 80918.

IMPORTANT: PLEASE READ CAREFULLY BEFORE SIGNING.
THIS DOCUMENT REQUIRES SIGNIFICANT REPRESENTATIONS
BY THE INVESTOR

SUBSCRIPTION AGREEMENT

Blue Star Energy, Inc.
5525 Erindale Drive, Suite 201
Colorado Springs, Colorado 80918

Gentlemen:

     The undersigned hereby tenders this subscription for the purchase of _____________ (_______) Shares for the sum of $________, upon the terms and conditions as set forth below. A check, wire transfer or certified funds payable to “Blue Star Energy, Inc.”(The Company) in the amount of $_______ is delivered herewith. The undersigned understands that a subscription for the Shares may be rejected for any reason and that, in the event that this subscription is rejected, the funds delivered herewith will be promptly returned, without interest thereon or deduction therefrom.

     By execution below, the undersigned acknowledges that the Company is relying upon the accuracy and completeness of the representations contained herein in complying with their obligations under applicable securities laws.

     1.     The undersigned acknowledges and represents as follows:

     (a)     That the undersigned is in a financial position to hold the Shares for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of the undersigned's investment in the Shares;

     (b)     That the undersigned, either alone or with the assistance of the undersigned's own professional advisor, has such knowledge and experience in financial and business matters that the undersigned is capable of reading and interpreting financial statements and evaluating the merits and risk of an investment in the Shares and has the net worth to undertake such risks;

     (c)     That the undersigned has obtained, to the extent the undersigned deems necessary, the undersigned's own personal professional advice with respect to the risks inherent in the investment in the Shares, and the suitability of an investment in the Shares in light of the undersigned's financial condition and investment needs;

     (d)     That the undersigned believes that an investment in the Shares is suitable for the undersigned based upon the undersigned's investment objectives and financial needs, and the undersigned has adequate means of providing for the undersigned's current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Shares;

     (e)     That the undersigned has been given access to full and complete information regarding the Company and has utilized such access to the undersigned's satisfaction for the purpose of obtaining such information regarding the Company as the undersigned has reasonably requested; and, particularly, the undersigned has been given reasonable opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and to obtain any additional information, to the extent reasonably available;

     (f)     That the undersigned recognizes that the Company has a limited operating history and that the Shares as an investment involve a high degree of risk, including but not limited to the risk of economic losses from operations of the Company;

     (g)     That the undersigned realizes that (i) the purchase of the Shares is a long-term investment; (ii) the purchaser of the Shares must bear the economic risk of investment for an indefinite period of time because the Shares have not been registered under the Securities Act of 1933 or under the securities laws of any state and, therefore, the Shares cannot be resold unless the Shares are subsequently registered under said laws or exemptions from such registrations are available; (iii) there is presently no public market for the Shares and the undersigned may be unable to liquidate the undersigned's investment in the event of an emergency, or pledge the Shares as collateral for a loan; (iv) the transferability of the Shares will be restricted and requires conformity with the restrictions contained in paragraph 2 below; and (v) legends will be placed on the certificate(s) representing the Shares referring to the applicable restrictions on transferability; and

     (h)     That the undersigned certifies, under penalties of perjury, that the undersigned is NOT subject to the backup withholding provisions of Section 3406(a)(i)(C) of the Internal Revenue Code.

     2.     The undersigned acknowledges that the Shares have not been registered under the Securities Act of 1933 or applicable state securities laws and that the Shares are being offered and sold pursuant to exemptions from such laws and that the Company's reliance upon such exemptions is predicated in part on the undersigned's representations as contained herein. The undersigned represents and warrants that the Shares are being purchased for the account of the undersigned and for investment purposes only, and without the intention of reselling or redistributing the same, that the undersigned has made no agreement with others regarding any of the Shares, and that the undersigned's financial condition is such that it is not likely that it will be necessary to dispose of any of such securities in the foreseeable future. The undersigned is aware that, in the view of the Securities and Exchange Commission, a purchase of Shares with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market value, or any change in the condition of the Company, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of such securities and for which such securities were pledged, would represent an intent inconsistent with the representations set forth above. The undersigned further represents and agrees that if, contrary to the foregoing intentions, the undersigned should later desire to dispose of or transfer any of such securities in any manner, the undersigned shall not do so without first obtaining (i) the opinion of counsel to the Company that such proposed disposition or transfer may be lawfully made without the registration of such securities pursuant to the Securities Act of 1933, as then amended, and applicable state securities laws, or (ii) such registration (it being understood that the Company has no obligation to register any securities).

     3.     The undersigned represents and warrants that the undersigned is a bona fide resident of, is domiciled in and received the offer and made the decision to invest in the Shares in the State of and the Shares are being purchased by the undersigned in the undersigned's name solely for the undersigned's own beneficial interest and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization.

     4.     The undersigned is informed of the significance to the Company of the foregoing representations, agreements and consents, and they are made with the intention that the Company will rely on them.

     5.     The undersigned, if other than an individual, makes the following additional representations:

     (a)     The undersigned was not organized for the specific purpose of acquiring the Shares; and

     (b)     This Subscription Agreement has been duly authorized by all necessary action on the part of the undersigned, has been duly executed by an authorized officer or representative of the undersigned, and is a legal, valid and binding obligation of the undersigned enforceable in accordance with its terms.

     6.     The undersigned further represents and warrants that (place and X in one space below):

          (a) _____     the undersigned was not assisted or advised by the undersigned's own professional advisor in connection with the undersigned's investment in the Shares.

          (b) _____     the undersigned was assisted or advised by the undersigned's own professional advisor in connection with the undersigned's investment in the Shares. The advisor's name, address and occupation are as follows:

          __________________________________

          __________________________________

          __________________________________

     7.     Manner in Which Title is To Be Held.

          Place an "X" in one space below.

     (a) _____     Individual Ownership
     (b) _____     Community Property
     (c) _____     Joint Tenant with Right of Survivorship (both parties must sign)
     (d) _____     Partnership
     (e) _____     Tenants in Common
     (f) _____     Corporation
     (g) _____     Trust
     (f) _____     Other

SIGNATURES

INDIVIDUAL

_____________________________________
Signature (Individual)

_____________________________________
Signature (all record holders should sign)

_____________________________________
Names(s)Typed or Printed

_____________________________________
Dated: _____________, 2007

Address to Which Correspondence
Should be Directed

_____________________________________

_____________________________________
City, State and Zip Code

_____________________________________
Tax Identification or Social
Security Number

(     )
_____________________________________
Telephone Number

CORPORATION, PARTNERSHIP, TRUST OR OTHER ENTITY

INDIVIDUAL

_____________________________________
Signature Entity

By: _____________________________________
Signature     Title

Its: _____________________________________

_____________________________________
Name Typed or Printed	Dated: _____________, 2007

Address to Which Correspondence
Should be Directed

_____________________________________

_____________________________________
City, State and Zip Code

_____________________________________
Tax Identification or Social
Security Number

(    )
_____________________________________
Telephone Number

*	If Shares are being subscribed for by an entity, the Certificate of Signatory must also be completed.

CERTIFICATE OF SIGNATORY

To be completed if Shares are being subscribed for by an entity.

        I,______________________, am the ____________________ of ____________________ (the "Entity").

        I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement to purchase and hold the Shares, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

        IN WITNESS WHEREOF, I have hereto set my hand this _____ day of ________________ , 2007

_______________ (Signature)

ACCEPTANCE

This Subscription Agreement is accepted as of ________________________, 2007.

BLUE STAR ENERGY, INC. By: ___________________________________ Name Title

BLUE STAR ENERGY, INC.

PURCHASER QUESTIONNAIRE

(All Information Will be Treated Confidentially)

     Please complete, sign, date, and return this Questionnaire to: Blue Star Energy, Inc., 5525 Erindale Drive, Suite 201, Colorado Springs, Colorado 80918. If the Investor is a trust, a Questionnaire must be completed by or on behalf of each of the beneficiaries of the trust. If the Investor is a corporation, please answer the appropriate questions.

     If the answer to any question is "none" or "not applicable," please so state.

PROSPECTIVE INVESTOR STATEMENT

     I understand that the information furnished in response to this Questionnaire is intended to enable Blue Star Energy, Inc. (the "Company") to discharge their responsibilities under the private placement exemption of the Securities Act of 1933, as amended (the "Act"), and the regulations promulgated thereunder, and that the Company will rely upon such information. Accordingly, I represent and warrant to the Company that:

     (1) The information contained herein is complete and accurate and may be relied upon by the Company.

     (2) I will notify the Company immediately of any material change in any of such information occurring prior to the acceptance or rejection of my subscription for the Company's Shares.

     I understand and agree that although the Company will use their best efforts to keep the information provided in this Questionnaire strictly confidential, they may present this Questionnaire and the information provided in answers to it to such parties as they may deem advisable if called upon to establish the availability under any Federal or state securities laws of an exemption from registration of the Private Placement, or if the contents hereof are relevant to any issue in any action, suit, or proceeding to which the Company is a party, or by which the Company is or may be bound.

                                   ___________________________________
                                    Signature

                                   ___________________________________
                                     Print Name       Date

(PLEASE PRINT OR TYPE)

I.	General Information-Individual

1.	Name of Prospective Investor: _____________________________________

2.	Home Address__________________________________________________

3.	Date of Birth:___________________Marital Status ____________________

4.	Home Telephone Number: ( )____________________________________

5.	In which country and state or other jurisdiction do you maintain your legal residence and domicile? ______________________________________________

6.	In which country and state or other jurisdiction, if any, do you hold a driver’s license?___________________________________________________________

7.	In which country(s), state(s), or other jurisdiction(s), if any, do you pay income taxes?____________________________________________________________

8.	Of which country(s) are you a citizen? __________________________________

9.	Social Security Number, if any _____________________________________

10.	Please indicate all professional or academic degrees you have obtained and the institutions at which you obtained such degrees and the dates of attendance.

From To Institution Degree

______________________________________________
______________________________________________
______________________________________________

II.	Employment Information — Individual

1.	Occupation or Profession:_____________________________________________

2.	Name of Employer: ______________________________________________

3.	Business telephone number: ( ) ______________________________________

4.	Business Address: __________________________________________________

5.	Position and General Duties: __________________________________________

6.	Years with such employer (if less than 2 years, provide similar information for previous employer): _________________________________________________

III.	General Information — Corporations or other Entities

1.	Name of Corporation or Entity: _________________________________________

2.	Business Activities: ________________________________________________

3.	Country, state, or other jurisdiction, and year of organization:_______________

4.	Business Address: _________________________________________________

5.	Business telephone Number ( ) _____________________________________

6.	Taxpayer Identification No: __________________________________________

7.	Has the corporation, partnership, trust, or other entity been formed for the specific purpose of making the purchase contemplated herein? Yes_____ No_____

8.	Has the corporation, partnership, trust, or other entity been in existence for less than 90 days prior to the date hereof? Yes_____ No_____

9.	Is the corporation, partnership, trust, or other entity authorized by its articles of incorporation, charter, or like instrument to make the purchase contemplated herein? Yes_____ No_____

10.	Has the corporation, partnership, trust, or other entity taken the requisite actions required to make the purchase contemplated herein? Yes_____ No_____

11.	Is the corporation, partnership, trust, or other entity authorized by its articles of incorporation, charter or like instrument to become a shareholder of the Company? Yes_____ No_____

IV.	Financial Data

(i)	Individual

1.	Estimated net worth* exclusive of residence, furnishings, and personal automobiles (check appropriate line)

Under $50,000_______; $100,001-150,000_____; $250,001-350,000_____; $450,001-650,000_____; $850,001-1,000,000____;	$50,001-100,000______ $150,001-250,000_____ $350,001-450,000_____ $650,001-850,000_____ Over $1,000,000______

2.(a)	Gross income during 2006 was not less than: $_____________________

Taxable income during 2006 was not less than: $_____________________

(b)	Gross income during 2005 was not less than: $_____________________

Taxable income during 2005 was not less than: $_____________________

(c)	Investor’s (inclusive of spouse) projected gross income for 2007 is not less than: $_____________________

(ii)	Corporations or other Entities

1.	Estimated net worth*, on a consolidated basis, as evidenced by the most recent financial statement (check appropriate line) is greater than $750,000? Yes ____ No _____

V.	Investment Information

1.	Please check the following types of investments, if any, in which you have participated:

( )	tax shelters

( )	other private placements of securities sold in reliance upon a non-public offering exemption from registration under the Act

•	For purposes of this Questionnaire, “net worth” shall mean the excess of total assets over liabilities in accordance with generally accepted accounting principles.

2.	Please furnish the information called for by the following table for each investment, included in (1) above. (If additional space is needed, please write on the back of this page.)

Year Description Amount of Investment

3.	I believe that I have sufficient knowledge and experience in financial, business and tax matters to be capable of evaluating the merits and risks of purchasing the Shares offered by the Company. Yes_____ No_____

4.	I understand that there is no guarantee of any financial return on this investment and that I run the risk of losing the entire amount of the purchase. Yes_____ No_____

5.	I will have an attorney, accountant, investment advisor or other consultant review this purchase. Yes_____ No_____

6.	Do you have any other investments or contingent liabilities that you reasonably anticipate could create the need for sudden cash requirements in excess of cash readily available to you? Yes_____ No_____

If "Yes", please describe____________________________________________

7.	Are you purchasing the Shares for your own account and for investment purposes only within the meaning of the Act, with no intention of assigning any participation or interest therein, and with no view to the distribution thereof? Yes___ No_____

8.	I understand that there is no current public market for the Shares. I am purchasing hereby, and I am able to afford to hold the Shares and securities included thereunder for an indefinite period of time. Yes_____ No_____

9.	I understand that no Federal or state agency has made either: (i) any finding or determination as to the fairness of the terms of the purchase of the Shares offered by the Company; or (ii) any recommendation or endorsement of a purchase of such Shares. Yes ____ No ____

I certify that to the best of my information and belief the above information supplied by me is true and correct in all respects. I understand that I am under an obligation to continually supplement and update the information provided by me herein. I represent and warrant to the Company that as of the date of actual purchase of the Shares this information will be true and correct.

____________________________________ Signature ____________________________________ Print Name Date

        If Investor is a PARTNERSHIP, CORPORATION, or TRUST, please complete the following:

__________________________________________
Name of Partnership, Corporation or Trust

By: __________________________________________

Name: ________________________________________

Title: ________________________________________

Address: ______________________________________